SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 26, 2006


                          CITIZENS BANKING CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           000-10535                  Michigan               38-2378932
   (Commission File Number)       (State or Other          (IRS Employer
                                   Jurisdiction        Identification Number)
                                 of Incorporation)

   328 South Saginaw Street,                                   48502
        Flint, Michigan                                      (Zip Code)
     (Address of Principal
      Executive Offices)

                                 (810) 766-7500
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On June 27, 2006, Citizens Banking Corporation ("Citizens") and Republic Bancorp Inc. ("Republic") issued a joint press release announcing the execution by and between Citizens and Republic of an Agreement and Plan of Merger, dated as of June 26, 2006.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. Additional communications by Citizens made in connection with the transaction described in the press release are furnished as Exhibits 99.2 through 99.5 to this report.

                                      * * *

SAFE HARBOR STATEMENT
Discussions in this release that are not statements of historical fact (including statements that include terms such as "will," "may," "should," "believe," "expect," "anticipate," "estimate," "intend," and "plan") are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Citizens and Republic, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Citizens or Republic shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; deposit attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; divestitures assumed and/or required; potential conditions that may affect the tax-free status of the Republic stock exchange for Citizens' common shares; and unfavorable changes in economic and business conditions or the regulatory environment. Additional factors that may affect future results are contained in Citizens' and Republic's filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Citizens and Republic disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

ADDITIONAL INFORMATION
In connection with the proposed merger, Citizens and Republic will file a joint proxy statement/prospectus with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by Citizens and Republic with the SEC at the SEC's website at http://www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) and each company's other filings with the SEC may also be obtained by accessing Citizens' website at http://www.citizensonline.com under the Investor Relations section or by accessing Republic's website at http://www.republicbancorp.com under the Investor Relations section.

Citizens and Republic and their respective directors, executive officers and other members of their management may be soliciting proxies from their respective shareholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of Citizens' shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Citizens with the SEC on March 22, 2006, and information concerning persons who may be considered participants in the solicitation of Republic's shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Republic with the SEC on March 14, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the

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registration or qualification under the securities laws of such jurisdiction.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NO.       EXHIBIT DESCRIPTION
Exhibit 99.1      Press release
Exhibit 99.2      Investor Presentation
Exhibit 99.3      Employee Question and Answer Guide
Exhibit 99.4      Board Question and Answer Guide
Exhibit 99.5      Customer Question and Answer Guide



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CITIZENS BANKING CORPORATION


                                    By:   /S/ THOMAS W. GALLAGHER
                                          ------------------------------
                                          Thomas W. Gallagher
                                          Its: General Counsel and Secretary

Date: June 27, 2006



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EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT DESCRIPTION
Exhibit 99.1      Press Release
Exhibit 99.2      Investor Presentation
Exhibit 99.3      Employee Question and Answer Guide
Exhibit 99.4      Board Question and Answer Guide
Exhibit 99.5      Customer Question and Answer Guide



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